UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2014

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-3936	11-1826363
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 435-8300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) The Board of Directors of Orbit International Corp.  (the “Company”) at the recommendation of the Company’s Audit Committee, engaged CohnReznick LLP (“CR”) as the Company’s independent registered public accounting firm, effective June 20, 2014. As a result of the engagement of CR, the Company dismissed EisnerAmper LLP (“Eisner”) as the Company’s independent registered public accounting firm, effective June 20, 2014. The reports of Eisner on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012 and through June 20, 2014, there were (i) no disagreements between the Company and Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eisner with a copy of this Form 8-K and requested that Eisner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Eisner agrees with the above statements. A copy of such letter, dated June 26, 2014, is attached as Exhibit 16.1.

(b) Contemporaneous with the dismissal of Eisner, the Board of Directors of the Company, at the recommendation of the Audit Committee, engaged CR to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014, also effective June 20, 2014. During the years ended December 31, 2013 and 2012 and through June 20, 2014, the Company has not consulted with CR regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that CR concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

16.1	Letter from EisnerAmper, LLP dated June 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Dated: June 26, 2014	By:	/s/ Mitchell Binder
Mitchell Binder
President, Chief Executive Officer and Director